UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): JUNE 19, 2004 (JUNE 19, 2004)



                             CIRILIUM HOLDINGS, INC.
               (Exact name of registrant as specified in charter)

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

        DELAWARE                      0-18184                         52-1507455
 ---------------------           ------------------               -------------------
(State of incorporation)      (Commission File Number)    IRS (Employer Identification No.)
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                         625 N. FLAGLER DRIVE, SUITE 605
                         WEST PALM BEACH, FLORIDA 33401
                    -----------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (561) 820-2444


                           SK TECHNOLOGIES CORPORATION
             -------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On June 19, 2004, Cirilium Holdings, Inc. issued a press release announcing that had changed its corporate name from SK Technologies Corporation to Cirilium Holdings, Inc. and its stock symbol on the Over The Counter Bulletin Board from SKTO to CRLU, effective July 19, 2004.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(C) EXHIBITS

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
EXHIBIT NO.                DESCRIPTION
-----------------          -----------------------------------------------------------------------------------
99.1                       Press Release dated June 19, 2004 announcing the change of SK Technologies
                           Corporation's name to Cirilium Holdings, Inc. and its stock symbol from SKTO to
                           CRLU.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             CIRILIUM HOLDINGS, INC.
                          -----------------------------
                                  (Registrant)


                    By: /s/  Gerald C. Parker
                        --------------------------
                        Gerald C. Parker, Chairman


                    By: /s/  Donald E. Lees
                        --------------------------
                        Donald E. Lees, Chief Executive Officer and Director


                    By: /s/  Robert W. Pearce
                        --------------------------
                        Robert W. Pearce, President and Director

                                  EXHIBIT INDEX
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
EXHIBIT NO.                DESCRIPTION
-----------------          -----------------------------------------------------------------------------------
99.1                       Press Release dated June 19, 2004 announcing the change of SK Technologies
                           Corporation's name to Cirilium Holdings, Inc. and its stock symbol from SKTO to
                           CRLU.
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